ASTRA (Nasdaq: ASTR) Investor Deck August 2021

DISCLAIMER AND FORWARD-LOOKING STATEMENTS This presentation (this “Presentation”) contains certain “forward-looking statements” within the meaning of the federal securities laws with respect to Astra Space, Inc. (“Astra” or the “Company”), including statements regarding Astra’s or its management team’s expectations, hopes, beliefs, intentions or strategies regarding the Company, its products, services and technologies, as well as regarding the Company’s growth and financial performance in the future. The words “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intends”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “should”, “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on Astra. There can be no assurance that the future developments affecting Astra will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Astra’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, and include those set forth in our public reports on file with the Securities and Exchange Commission. Except as required by law, Astra is not undertaking any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise. All rights to the trademarks, copyrights, logos and other intellectual property listed herein belong to their respective owners and Astra’s use thereof does not imply an affiliation with, or endorsement by the owners of such trademarks, copyrights, logos and other intellectual property. Solely for convenience, trademarks and trade names referred to in this Presentation may appear with the ® or ™ symbols, but such references are not intended to indicate, in any way, that such names and logos are trademarks or registered trademarks of Astra. AUGUST 2021 This Presentation contains statistical data, estimates and forecasts that have been provided by Astra and/or are based on independent industry publications or other publicly available information, as well as other information based on Astra’s internal sources. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to these estimates. We have not independently verified the accuracy or completeness of the data that has been provided by Astra and/or contained in these industry publications and other publicly available information. Accordingly, none of Astra nor its respective affiliates and advisors makes any representations as to the accuracy or completeness of these data. Certain amounts related to the transaction described herein have been expressed in U.S. dollars for convenience and, when expressed in U.S. dollars in the future, such amounts may be different from those set forth herein. Non-GAAP Financial Measures. This Presentation includes non-GAAP financial measures. Astra believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Astra’s financial condition and results of operations. Astra’s management uses certain of these non-GAAP measures to compare Astra’s erformance to that of prior periods for trend analyses and for budgeting and planning purposes.

CHRIS KEMP — CO-FOUNDER, CHAIRMAN & CEO Agenda • Spacetech – the Next Frontier • Rapid Iteration and Manufacturing Efficiency • Launch Services • Apollo Fusion – Orbital Ignition • Customers Announcements • Building Out Our Talented Team • Board of Directors • Kelyn Brannon – 2Q21 Earnings AUGUST 2021

SPACE IS THE NEXT ECONOMIC FRONTIER Astra is the third privately-funded U.S. company in history to reach space and demonstrate orbital capability (1) Source: Wall Per Morgan Street Stanley Research, Research. Space Capital. (3) (2) Companies Based on projected FY’21 currently operating DoD and NASA budgets space assets or with from Jefferies, plans to launch What’s them in Up in the Space: New Launchers, next 3 years. Same Incumbents (Aug. 2020). (4) Companies currently operating space assets or with plans to launch them in the near term. AUGUST 2021 $1.0+ Trillion Total Space Economy in 2040(1)$216 Billion Satellite Manufacturing Spending through 2030(2) $40.7 Billion Government Investment in Space(3) 400+ Private U.S. Companies(4)

SUPPLY CONSTRAINED MARKET Leading to a rapidly growing pipeline (1) Also known as contracted revenue. Source: Company estimates AUGUST 2021 $150M BACKLOG (1) $1.2B PIPELINE Amongst a great diversity in number of customers and verticals EARTH BROADBAND OBSERVATION MARITIME POINT-TO-POINT IOT/M2M GOVERNMENT CONNECTIVITY

SPACETECH ECONOMY Small satellites + low-cost launch Planet Dove Satellite NASA Landsat Satellite LEO (Low Earth Orbit) GEO(Geosynchronous Orbit) “HYPERSCALE” SPACE “MAINFRAME” SPACE 500 miles from Earth (1) GEO is 44x farther away than LEO 22,236 miles from Earth (1)(1) Approximately AUGUST 2021

SPACETECH ECONOMY Small satellites + low-cost launch LEO “HYPERSCALE” SPACE GEO “MAINFRAME” SPACE Distance 500 miles (1) 98% closer 22,000 miles (1) Distance Satellite price $400,000 (1) 98% cheaper $200,000,000 (1) Satellite price Launch price $3,000,000 (1) 97% cheaper $100,000,000 (1) Launch price Volume 1,000s/year (1) 100x increase 10s/year (1) Volume 500 miles from Earth (1) 22,236 miles from Earth (1) (1) Approximately AUGUST 2021

KEYS TO SUCCESS: • Technology de-risked by success of launches RAPID ITERATION DEEPENS • Rapidly enhance and re-launch rockets COMPETITIVE MOAT • Automation to optimize costs and streamline improvements 2025 2020 2023 Target BOM + Rocket BOM + Labor Target BOM + Labor Labor $500k each $2M each for 3 rockets $1M each for 30+ rockets for 300+ rockets REDUCE REDUCE 10x VOLUME 10x VOLUME VARIABLE VARIABLE INCREASE INCREASE COGS 50% COGS 50% 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 OCT ’16 APR ’17 DEC ’17 JUL ’18 NOV ’18 JUN ’19 MAR ’20 SEP ’20 DEC ’20 Founded Opened Begin First test Second test Opening of DARPA 1st orbital Demonstrated Company Orion Test Testing launch launch Astra rocket Challenge launch orbital Facility Rocket 1.0 factory attempt capability AUGUST 2021

A “MODEL T” FOR THE SPACE INDUSTRY Alameda Naval Air Station HQ — expanding to 350k sq. ft., 20-acre campus Efficiency-driven manufacturing processes + automation in a world-class development and production facility, using readily available materials. POINT-TO-POINT Future Expansion Space Current development + production AUGUST 2021

SOFTWARE-DRIVEN MANUFACTURING EFFICIENCY Product Lifecycle Manufacturing TEST Management Execution MORE? CHANGE CHANGE VENDOR? MATERIAL? PRICE OF Finance AstraOS Space SUBSTITUTE? Operations MAKE OR BUY? REDUCE ASSEMBLY Supply TEST TIME? Chain LESS? Program Execution INCREASE PERFORMANCE? AUGUST 2021

SPACETECH AT AN INFLECTION POINT 38,000+ satellites to be built + launched between 2020 -2029(1) 45,000 Today 40,746 40,000 35,000 ~90% of satellites to be Launched 30,000 launched over the next decade weigh 300kg or less(2) Satellites 25,000 20,000 $100+ Billion launch market Total revenue over the next decade(3) 15,000 10,000 4,0625,000 0 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 (1) Source: Based Wall on Street Research, Euroconsult and Astra Space Management estimates. Capital. (2) (3) Factors Based on in Euroconsult estimates Euroconsult and Management estimates derived from 7,015 for satellites satellite with launches. known mass. AUGUST 2021

LAUNCH SERVICES SPACE SERVICES SPACEPORT SERVICES RAPID From payload delivery to launch within days PORTABLE AND GLOBAL Launch from anywhere in the world in 24 hours AFFORDABLE Most affordable launch system for small payloads AUGUST 2021

ASTRA IS UNIQUELY POSITIONED TO SERVE THE SATELLITE MARKET DEDICATED NUMBER OF LAUNCHES CADENCE LAUNCH PRICE IN LAST 12 MONTHS ASTRA 300+ SMALL LAUNCH LAUNCHES / YEAR $ 1 (<500 KG) VIRGIN ORBIT < 50 $$ 2 SMALL LAUNCH LAUNCHES / YEAR (<500 KG) ROCKET LAB < 50 SMALL + HEAVY LAUNCH(1) LAUNCHES / YEAR $$ 7 (<500 KG + >1500 KG(1)) ULA < 30 HEAVY LAUNCH LAUNCHES / YEAR $$$$ 4 (>1500 KG) SPACEX < 30 $$$$ 30 HEAVY LAUNCH (>1500 KG) LAUNCHES / YEAR AUGUST 2021 Source: Company website, press, and Wall Street Research. Images are for generic and for illustration purposes only (not to scale). 13 (1)Heavy launch rocket (Neutron) planned for 2024 (pictured))

RECENT NEWS

APOLLO FUSION: FIRST ORBITAL THRUSTER IGNITES IN ORBIT “...THE INDUSTRY'S FIRST FULLY FUNCTIONAL ELECTRIC PROPULSION ORBITAL TRANSFER VEHICLE...PAVES Rendering by Spaceflight THE WAY FOR EXPANDING ORBITAL DESTINATIONS.” —PHILIPBRACKEN, VPOF ENGINEERING AT SPACEFLIGHT AUGUST 2021

MULTI-LAUNCH CUSTOMER WINS Announced February 2021 Announced May 2021 Announced August 2021 Multi-Launch Contract Multi-Launch Contract Multi-Launch Contract AUGUST 2021

BUILDING OUT OUR TALENTED TEAM Joined February 2021 Joined March 2021 Joined March 2021 Joined March 2021 Joined June 2021 Benjamin Lyon Carla Supanich Will Drewery Gio Greco Stratos Davlos Chief Engineer VP of People VP of Supply Chain SVP Product Engineering SVP Software AUGUST 2021

BOARD OF DIRECTORS Joined December 2017 Joined June 2021 Joined June 2021 Joined August 2021 Joined August 2021 Scott Stanford Mike Lehman Craig McCaw Michèle Flournoy Lisa Nelson Note: Chris Kemp – Founder, Chairman & CEO and Adam London – Founder, CTO are also Astra Board Directors. AUGUST 2021

KELYN BRANNON — CFO 2Q21 EARNINGS RECAP ▪ Merger and PIPE Transaction Summary ▪ Q2 2021 Financial Results ▪ Q3 2021 Financial Outlook ▪ GAAP Financial Measures to Adjusted (non-GAAP) Financial Measures AUGUST 2021

KELYN BRANNON — CFO MERGER AND PIPE TRANSACTION HIGHLIGHTS: Merger and PIPE Added $464 Million to Astra Balance Sheet ▪ Merger with HolicityGenerated $299.9 Million in Gross Proceeds ▪ Redemptions less than 11,000 of 30,000,000 shares ▪ PIPE generated $200 Million, led by BlackRock S-1 Filed ▪ Shares Registered AUGUST 2021

KELYN BRANNON — CFO SECOND QUARTER 2021 FINANCIAL HIGHLIGHTS: ▪ GAAP Net Loss was $(31.3) million ▪ Adjusted Net Loss was $(23.1) million ▪ Adjusted EBTIDA of $(21.4) million ▪ Capital Expenditures Totaled $8.5 million ▪ Cash at end of Second Quarter Totaled $452.4 million* * Includes cash, cash equivalents and restricted cash AUGUST 2021

KELYN BRANNON — CFO THIRD QUARTER 2021 FINANCIAL OUTLOOK: ▪ Adjusted EBITDA between $(32.0) million and $(35.0) million ▪ Depreciation and Amortization between $1.0 million and $1.3 million ▪ Stock-based compensation between $6.0 million and $10.0 million ▪ Cash taxes of approximately zero ▪ Basic shares outstanding between 255 million and 260million ▪ Capital expenditures between $10.0 million and $15.0 million AUGUST 2021

Q & A AUGUST 2021

APPENDIX AUGUST 2021

RECONCILIATION TO ADJUSTED (NON-GAAP) MEASURES RECONCILIATION OF GAAP Three Months Ended Six Months Ended TO NON-GAAP June 30, June 30, (in thousands except per share data) 2021 2020 2021 2020 GAAP Net Loss $ (31,297) $ (8,825) $ (190,269) $ (20,806) Loss on extinguishment of convertible notes - - 133,783 -Stock based compensation 7,444 141 17,777 513 Non-recurring expenses 750 - 750 -Adjusted Net Loss (23,103) (8,684) (37,959) (20,293) Interest Expense 678 1,253 1,213 2,252 Income tax expense - - - -Depreciation & Amortization 1,030 808 1,918 1,664 Adjusted EBITDA $ (21,395) $ (6,622) $ (34,828) $ (16,377) AUGUST 2021